                                                        DRAFT:  February 7, 2000
                                                        ------------------------

                      EXCHANGEABLE SHARE SUPPORT AGREEMENT
                      ------------------------------------

     THIS AGREEMENT is made as of the   day of   ,

B E T W E E N:

                         MAGNA ENTERTAINMENT CORP.
                         a corporation existing under the laws of the State of Delaware ("MEC")

                         - and -

                         MEC HOLDINGS (CANADA) INC.
                         a corporation existing under the laws of the Province of Ontario ("Exchangeco")

     WHEREAS by Articles of Amendment dated December 30, 1999 Exchangeco is authorized to issue Exchangeable Shares shares in its capital, each such share exchangeable for one share of MEC in accordance with the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares (the "Share Provisions");

     AND WHEREAS MEC is the holder of all of the issued and outstanding common shares of Exchangeco;

     AND WHEREAS this Agreement evidences certain obligations of MEC to Exchangeco to ensure that Exchangeco will at all times be able to satisfy its obligations to the holders of Exchangeable Shares under the Share Provisions;

     NOW THEREFORE for good and valuable consideration, the receipt and adequacy of which is hereby mutually acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1  Definitions.

As used herein, the following terms shall have the following meanings:

"Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by, or under common control of, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession by another Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned Person, whether through the ownership of voting securities, by contract or otherwise.

"Share Provisions" has the meaning set forth in the first recital to this Agreement.
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                                      -2-

Other capitalized terms which are not defined in this Agreement have the meaning ascribed to such terms in the Share Provisions.

1.2  Interpretation Not Affected by Headings.

The division of this Agreement into Articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an "Article" or "section" followed by a number and/or a letter refer to the specified Article or section of this Agreement.
The terms "this Agreement", "hereof", "herein" and "hereunder" and similar expressions refer to this agreement and not to any particular Article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3  Number, Gender.

Words importing the singular number only shall include the plural and vice versa. Words importing any gender shall include all genders.

1.4  Date for any Action.

If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE 2
                         COVENANTS OF MEC AND EXCHANGECO

2.1  Covenants Regarding Exchangeable Shares.

So long as any Exchangeable Shares not owned by MEC or a subsidiary of MEC are outstanding, MEC will:

     (a) not declare or pay any dividend on the MEC Class A Shares unless (i) Exchangeco shall (w) simultaneously declare or pay, as the case may be, an equivalent dividend (as provided for in the Share Provisions) on the Exchangeable Shares (an "Equivalent Dividend"), and (x) have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any Equivalent Dividend, or (ii) in the case of a stock dividend by MEC, Exchangeco shall (y) subdivide the Exchangeable Shares in lieu of a stock dividend thereon (as provided for in the Share Provisions) (an "Equivalent Stock Subdivision"), and (z) have sufficient authorized but unissued securities available to enable the Equivalent Stock Subdivision;

     (b) advise Exchangeco sufficiently in advance of the declaration by MEC of any dividend on MEC Class A Shares and take all such other actions as are reasonably necessary, in co-operation with Exchangeco, to ensure that (i) the respective declaration date, record date and payment date for an Equivalent Dividend shall be the same as the declaration date, record date and payment date for the corresponding dividend on the MEC Class A Shares or, (ii) the record date and effective date for an Equivalent Stock
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                                      -3-

     Subdivision shall be the same as the record date and payment date for the corresponding stock dividend on the MEC Class A Shares;

     (c) ensure that the record date for any dividend declared on MEC Class A Shares is not less than 10 Business Days after the declaration date of such dividend;

     (d) take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Exchangeco, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding-up of Exchangeco, the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by Exchangeco, as the case may be, including without limitation all such actions and all such things as are necessary or desirable to enable and permit Exchangeco to cause to be delivered MEC Class A Shares to the holders of Exchangeable Shares in accordance with the provisions of Article 5, 6 or 7, as the case may be, of the Share Provisions;

     (e) take all such actions and do all such things as are reasonably necessary or desirable to enable and permit MEC, in accordance with applicable law, to perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, including without limitation all such actions and all such things as are necessary or desirable to enable and permit MEC to deliver MEC Class A Shares to the holders of Exchangeable Shares in accordance with the provisions of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, as the case may be; and

     (f) if MEC becomes a "specified financial institution" (as such term is defined in the Income Tax Act (Canada)) or does not deal at arm's length with such a person, take all such actions and do all such things as are reasonably necessary or desirable to exercise the Retraction Call Right if requested to do so by a holder of Exchangeable Shares making a Retraction Request.

2.2  Segregation of Funds.

MEC will cause Exchangeco to deposit a sufficient amount of funds in a separate account of Exchangeco and segregate a sufficient amount of such other assets and property as is necessary to enable Exchangeco to pay dividends when due and to pay or otherwise satisfy its respective obligations under Article 5, 6 or 7 of the Share Provisions, as applicable.

2.3  Reservation of MEC Class A Shares.

MEC hereby represents, warrants and covenants in favour of Exchangeco that MEC will, at all times while any Exchangeable Shares (other than Exchangeable Shares held by MEC or its subsidiaries) are outstanding, keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of MEC Class A Shares (or other shares or securities into which MEC Class A Shares may be reclassified or changed as contemplated by
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                                      -4-

section 2.7 hereof) (a) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (b) as are now and may hereafter be required to enable and permit MEC to meet its obligations under the Voting and Exchange Agreement and under any other security or commitment pursuant to which MEC may now or hereafter be required to issue MEC Class A Shares, to enable and permit MEC to meet its obligations under each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right and to enable and permit Exchangeco to meet its obligations hereunder and under the Share Provisions.

2.4  Notification of Certain Events.

In order to assist MEC to comply with its obligations hereunder and to permit MEC to exercise the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, Exchangeco will notify MEC of each of the following events at the time set forth below:

     (a) in the event of any determination by the Board of Directors of Exchangeco to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

     (b) promptly, upon the earlier of receipt by Exchangeco of notice of and Exchangeco otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs;

     (c) immediately, upon receipt by Exchangeco of a Retraction Request;

     (d) on the same date on which notice of redemption is given to holders of Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Share Provisions; and

     (e) as soon as practicable upon the issuance by Exchangeco of any Exchangeable Shares or rights to acquire Exchangeable Shares.

2.5  Delivery of MEC Class A Shares to Exchangeco.

In furtherance of its obligations under sections 2.1(d) and (e) hereof, upon notice from Exchangeco of any event that requires Exchangeco to cause to be delivered MEC Class A Shares to any holder of Exchangeable Shares, MEC shall forthwith issue and deliver or cause to be delivered to Exchangeco the requisite number of MEC Class A Shares to be received by, and issued to or to the order of, the former holder of the surrendered Exchangeable Shares, as Exchangeco shall direct. All such MEC Class A Shares shall be duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance. In consideration of the issuance and delivery of each such MEC Class A Share,
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                                      -5-

Exchangeco shall issue to MEC, or as MEC shall direct, common shares of Exchangeco having equivalent value.

2.6  Qualification of MEC Class A Shares.

If any MEC Class A Shares (or other shares or securities into which MEC Class A Shares may be reclassified or changed as contemplated by section 2.7 hereof) to be issued and delivered hereunder require registration or qualification with or approval of or the filing of any document, including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state securities or other law or regulation or pursuant to the rules and regulations of any securities or other regulatory authority or the fulfilment of any other United States or Canadian legal requirement before such shares (or such other shares or securities) may be issued by MEC and delivered by MEC at the direction of Exchangeco, if applicable, to the holder of surrendered Exchangeable Shares or in order that such shares (or such other shares or securities) may be freely traded thereafter (other than any restrictions of general application on transfer by reason of a holder being a "control person" of MEC for purposes of Canadian provincial securities law or an "affiliate" of MEC for purposes of United States federal or state securities law), MEC will in good faith expeditiously take all such actions and do all such things as are necessary or desirable to cause such MEC Class A Shares (or such other shares or securities) to be and remain duly registered, qualified or approved under United States and/or Canadian law, as the case may be. MEC will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all MEC Class A Shares (or such other shares or securities) to be delivered hereunder to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding MEC Class A Shares (or such other shares or securities) have been listed by MEC and remain listed and are quoted or posted for trading at such time.

2.7  Economic Equivalence.

(a) MEC will not without prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with section 10.2 of the Share Provisions:

     (i) issue or distribute MEC Class A Shares (or securities exchangeable for or convertible into or carrying rights to acquire MEC Class A Shares) to the holders of all or substantially all of the then outstanding MEC Class A Shares by way of stock dividend or other distribution, other than an issue of MEC Class A Shares (or securities exchangeable for or convertible into or carrying rights to acquire MEC Class A Shares) to holders of MEC Class A Shares who exercise an option to receive dividends in MEC Class A Shares (or securities exchangeable for or convertible into or carrying rights to acquire MEC Class A Shares) in lieu of receiving cash dividends; or

     (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding MEC Class A Shares entitling them to subscribe for or to purchase MEC Class A Shares (or securities exchangeable for or convertible into or carrying rights to acquire MEC Class A Shares); or
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                                      -6-

     (iii) issue or distribute to the holders of all or substantially all of the then outstanding MEC Class A Shares: (A) shares or securities of MEC of any class other than MEC Class A Shares (other than shares convertible into or exchangeable for or carrying rights to acquire MEC Class A Shares), (B) rights, options or warrants other than those referred to in section 2.7(a)(ii) above, (C) evidences of indebtedness of MEC or (D) assets of MEC, unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares, in which case, for greater certainty, no approval of the holders of Exchangeable Shares is required; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by MEC pursuant to the Share Provisions, the provisions of this Agreement or the provisions of the Voting and Exchange Agreement.

(b) MEC will not without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with section 10.2 of the Share Provisions:

     (i) subdivide, redivide or change the then outstanding MEC Class A Shares into a greater number of MEC Class A Shares; or

     (ii) reduce, combine, consolidate or change the then outstanding MEC Class A Shares into a lesser number of MEC Class A Shares; or

     (iii) reclassify or otherwise change MEC Class A Shares or effect an amalgamation, merger, reorganization or other transaction affecting MEC Class A Shares,

unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares, in which case, for greater certainty, no approval of the holders of Exchangeable Shares is required.

(c) MEC will ensure that the record date for any event referred to in section 2.7(a) or 2.7(b) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than five Business Days after the date on which such event is declared or announced by MEC (with contemporaneous notification thereof by MEC to Exchangeco).

(d) The Board of Directors of Exchangeco shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of any event referred to in section 2.7(a) or 2.7(b) above and each such determination shall be conclusive and binding on MEC. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors of Exchangeco to be relevant, be considered by the Board of Directors of Exchangeco:

     (i) in the case of any stock dividend or other distribution payable in MEC Class A Shares, the number of such shares issued in proportion to the number of MEC Class A Shares previously outstanding;

     (ii) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase MEC Class A Shares (or securities exchangeable for or convertible into or carrying rights to acquire MEC Class A Shares), the relationship between the exercise price of each such right, option or warrant and the current market value (as determined by the Board of Directors of Exchangeco in the manner above contemplated) of an MEC Class A Share;

     (iii) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of MEC of any class other than MEC Class A Shares, any rights, options or warrants other than those referred to in section 2.7(d)(ii) above, any evidences of indebtedness of MEC or any assets of MEC), the relationship between the fair market value (as determined by the Board of Directors of Exchangeco in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding MEC Class A Share and the current market value (as determined by the Board of Directors of Exchangeco in the manner above contemplated) of an MEC Class A Share;

     (iv) in the case of any subdivision, redivision or change of the then outstanding MEC Class A Shares into a greater number of MEC Class A Shares or the reduction, combination, consolidation or change of the then outstanding MEC Class A Shares into a lesser number of MEC Class A Shares or any amalgamation, merger, reorganization or other transaction affecting MEC Class A Shares, the effect thereof upon the then outstanding MEC Class A Shares; and

     (iv) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of MEC Class A Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

For purposes of the foregoing determinations, the current market value of any security listed and traded or quoted on a securities exchange shall be the average of the closing bid and ask prices of such security during a period of not less than 20 consecutive trading days ending not more than three trading days before the date of determination on the principal securities exchange on which such securities are listed and traded or quoted; provided, however, that if in the opinion of the Board of Directors of Exchangeco the public distribution or trading activity of such securities during such period does not create a market which reflects the fair market value of such securities, then the current market value thereof shall be determined by the Board of Directors of Exchangeco, in good faith and in its sole discretion, and provided further that any such determination by the Board of Directors of Exchangeco shall be conclusive and binding on MEC.

(e) Exchangeco agrees that, to the extent required, upon due notice from MEC, Exchangeco will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by Exchangeco, or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalence with respect to the MEC Class A Shares and Exchangeable Shares as provided for in this section 2.7.
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                                      -8-

2.8  Tender Offers.

In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to MEC Class A Shares (an "Offer") is proposed by MEC or is proposed to MEC or its shareholders and is recommended by the Board of Directors of MEC, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of MEC, and the Exchangeable Shares are not redeemed by Exchangeco or purchased by MEC pursuant to the Redemption Call Right, MEC will use its reasonable efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an economically equivalent basis as the holders of MEC Class A Shares, without discrimination. Without limiting the generality of the foregoing, MEC will use its reasonable efforts expeditiously and in good faith to ensure that holders of Exchangeable Shares may participate in all such Offers without being required to retract Exchangeable Shares as against Exchangeco (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of Exchangeco to redeem (or MEC to purchase pursuant to the Redemption Call Right) Exchangeable Shares, as applicable, in the event of an MEC Control Transaction.

2.9  Ownership of Outstanding Shares.

Without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with section 10.2 of the Share Provisions, MEC covenants and agrees in favour of Exchangeco that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than MEC or any of its subsidiaries, MEC will be and remain the direct or indirect beneficial owner of all issued and outstanding voting shares in the capital of Exchangeco and MEC.

2.10  MEC and Subsidiaries Not to Vote Exchangeable Shares.

MEC covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by it and its subsidiaries for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. MEC further covenants and agrees that it will not, and will cause its subsidiaries not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Share Provisions or pursuant to the provisions of the OBCA (or any successor or other corporate statute by which Exchangeco may in the future be governed) with respect to any Exchangeable Shares held by it or by its subsidiaries in respect of any matter considered at any meeting of holders of Exchangeable Shares.

2.11  Rule 10b-18 Purchases.

For greater certainty, nothing contained in this Agreement, including without limitation the obligations of MEC contained in section 2.8 hereof, shall limit the ability of MEC or Exchangeco
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                                      -9-

to make a "Rule l0b-18 Purchase" of MEC Class A Shares pursuant to Rule 10b-18 of the U.S. Securities Exchange Act of 1934, as amended, or any successor provisions thereof.

2.12 Stock Exchange Listing.

MEC covenants and agrees in favour of Exchangeco that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than MEC or any of its subsidiaries, MEC will use its reasonable best efforts to maintain a listing for such Exchangeable Shares on a Canadian stock exchange.

                                    ARTICLE 3
                                 MEC SUCCESSORS

3.1  Certain Requirements in Respect of Combination, etc.

MEC shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

     (a) such other person or continuing corporation (the "MEC Successor") by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an Agreement supplemental hereto and such other instruments (if any) as are reasonably necessary or advisable to evidence the assumption by the MEC Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such MEC Successor to pay and deliver or cause to be delivered the same and its Agreement to observe and perform all the covenants and obligations of MEC under this Agreement; and

     (b) such transaction shall be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the other parties hereunder or the holders of Exchangeable Shares.

3.2  Vesting of Powers in Successor.

Whenever the conditions of section 3.1 have been duly observed and performed, the parties, if required by section 3.1, shall execute and deliver a supplemental agreement hereto and thereupon MEC Successor shall possess and from time to time may exercise each and every right and power of MEC under this Agreement in the name of MEC or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of MEC or any officers of MEC may be done and performed with like force and effect by the directors or officers of such MEC Successor.

3.3  Wholly-Owned Subsidiaries.

Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned direct or indirect subsidiary of MEC with or into MEC or the winding-up,
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                                     -10-

liquidation or dissolution of any wholly-owned subsidiary of MEC provided that all of the assets of such subsidiary are transferred to MEC or another wholly-owned direct or indirect subsidiary of MEC and any such transactions are expressly permitted by this Article 3.

                                    ARTICLE 4
                                     GENERAL

4.1  Term.

This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any person or entity other than MEC and any of its subsidiaries.

4.2  Changes in Capital of MEC and Exchangeco.

At all times after the occurrence of any event contemplated pursuant to sections
2.7 and 2.8 hereof or otherwise, as a result of which either MEC Class A Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which MEC Class A Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an Agreement in writing giving effect to and evidencing such necessary amendments and modifications.

4.3  Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

4.4  Amendments, Modifications.

This Agreement may not be amended or modified except by an Agreement in writing executed by Exchangeco, MEC and MEC and approved by the holders of the Exchangeable Shares in accordance with section 10.2 of the Share Provisions.

4.5  Ministerial Amendments.

Notwithstanding the provisions of section 4.4, the parties to this Agreement may in writing at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

     (a) adding to the covenants of any or all parties provided that the Board of Directors of each of Exchangeco and MEC shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares;

     (b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board of Directors of each of Exchangeco and MEC, it may be expedient to make, provided that each such Board of Directors shall be of the good faith opinion that such amendments or modifications will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares; or

     (c) making such changes or corrections which, on the advice of counsel to Exchangeco and MEC, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Boards of Directors of each of Exchangeco and MEC shall be of the good faith opinion that such changes or corrections will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares.

4.6  Meeting to Consider Amendments.

Exchangeco, at the request of MEC, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to section 4.4 hereof. Any such meeting or meetings shall be called and held in accordance with the bylaws of Exchangeco, the Share Provisions and all applicable laws.

4.7  Amendments Only in Writing.

No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

4.8  Enurement.

This Agreement shall be binding upon and enure to the benefit of the parties
hereto and their respective successors and assigns.   All holders of
Exchangeable Shares, whether acquired prior or subsequent to the date hereof, shall be intended third-party beneficiaries of this Agreement.

4.9  Notices to Parties

All notices and other communications between the parties to this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for any such party as shall be specified in like notice):

     (a)  if to Exchangeco:

          337 Magna Drive
          Aurora, Ontario
          L4G 7K1

     Attention:  President
     Telecopier No.:  (905) 726-7164

     (b)  if to MEC:

          285 West Huntington Drive
          Arcadia, California
          90017

     Attention:  President
     Telecopier No.:  (626) 574-6306

Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

4.10  Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.11  Jurisdiction.

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

4.12  Attornment.

MEC agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints Exchangeco at its registered office in the Province of Ontario as attorney for service of process.

     IN WITNESS OF WHICH, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                              MAGNA ENTERTAINMENT CORP.

                                              By:
                                                 ------------------------------
                                                   Name:
                                                   Title:
                                              By:
                                                 ------------------------------
                                                   Name:
                                                   Title:


                                              MEC HOLDINGS (CANADA) INC.

                                              By:
                                                 ------------------------------
                                                   Name:
                                                   Title:
                                              By:
                                                 ------------------------------
                                                   Name:
                                                   Title: